UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2007

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) As previously announced on a Form 8-K filed on September 7, 2007, Wilfred J. Corriveau, Senior Vice President - Global Automotive of Perceptron, Inc. (the “Company”), terminated his employment with the Company on September 6, 2007 to pursue other opportunities.

(e) First Amendment to Severance Agreement with Wilfred J. Corriveau

On October 2, 2007 with an effective date of September 6, 2007, the Company entered into a First Amendment to Severance Agreement with Mr. Corriveau (the “Amendment”) which amended the Severance Agreement dated September 8, 2005 (the “Severance Agreement”). The Severance Agreement was previously filed as an exhibit to the Company’s Form 8-K dated September 9, 2005 and filed with the Securities and Exchange Commission on September 12, 2005. Pursuant to the Amendment, the Company and Mr. Corriveau agreed, effective upon expiration of the Revocation Period set forth in the release executed by Mr. Corriveau as required by the Severance Agreement which was October 9, 2007, to amend the Severance Agreement as follows:

(i)
The Company will pay directly Mr. Corriveau’s COBRA continuation coverage premiums through March 6, 2008, if the Mr. Corriveau elects COBRA continuation coverage, in lieu of Mr. Corriveau’s continued direct coverage under the Company’s group health plan.

(ii)
The Company’s obligation to provide health and welfare plan benefits following the Effective Date, as provided in Section 3(b)(iii) of the Severance Agreement, shall cover only the following benefits and shall expire on March 6, 2008:

Group Life coverage Executive Life Coverage

(iii)	The Company will pay Mr. Corriveau Nine Hundred Dollars ($900.00) per month through March 6, 2008, in lieu of the Mr. Corriveau’s car benefit provided in Section 3(b)(iv) of the Severance Agreement.

(iv)
On September 5, 2008, the Company shall pay Mr. Corriveau a lump sum payment of Fifty Seven Thousand Five Hundred Dollars ($57,500.00), less applicable income and employment withholding taxes. In the event there is a payment to Mr. Corriveau under Section 4 of the Severance Agreement, the Company’s obligation under this provision shall terminate.

(v)	The Company agreed to accelerate the vesting of 6,250 shares of the Company’s common stock under the Perceptron, Inc. 1992 Stock Option Plan that were scheduled to vest on November 5, 2007.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the First Amendment to Severance Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C.	Exhibits.

Exhibit No. Description

10.1 First Amendment to Severance Agreement dated October 2, 2007 between Perceptron, Inc. and Wilfred J. Corriveau

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date:October 11, 2007	/s/ David W. Geiss
By: David W. Geiss
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	First Amendment to Severance Agreement dated October 2, 2007 between Perceptron, Inc. and Wilfred J. Corriveau